UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 25, 2018, Identiv, Inc., a Delaware corporation (“Identiv”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Identiv, TSS Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Identiv (“Merger Sub 1”), TSS Acquisition, LLC., a Texas limited liability company and a wholly owned subsidiary of Identiv (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”), Thursby Software Systems, Inc., a Texas corporation (“TSS”), and William Thursby as the sole Stockholder of the Company. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement.

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the merger, Merger Sub 1 will merge with and into TSS and TSS will become a wholly-owned subsidiary of Identiv (“Merger 1”), following which TSS will merge with and into Merger Sub 2, whereupon which the separate corporate existence of TSS will cease with Merger Sub 2 surviving the merger (“Merger 2” and together with Merger 1, the “Merger”). Under the terms of the Merger Agreement, the aggregate consideration to be paid by Identiv at the closing of the Merger is approximately $5 million, consisting of (i) approximately $2.5 million in cash, subject to adjustments based on TSS’s closing working capital, and (ii) the issuance of shares of Identiv’s common stock with a value of approximately $2.5 million. Additionally, in the event that revenue from TSS products is greater than $8.0 million, $11.0 million, or $15.0 million in product shipments in 2019, Identiv will be obligated to issue earn-out consideration of up to a maximum of $7.5 million payable in shares of Identiv’s common stock (subject to certain conditions) (collectively, all consideration issuable in connection with the Merger, the “Merger Consideration”). In the even that such revenue is less than $15.0 million in 2019, but 2020 revenue from TSS products exceeds $15.0 million, then Identiv will be obligated to issue an additional $2.5 million in earnout consideration in the form of stock. The maximum total earnout consideration payable for all periods is $7.5 million in the aggregate, payable in Identiv common stock. $0.5 million of Identiv’s common stock issuable at the closing of the transaction will be held back for 12 months following the closing for the satisfaction of certain indemnification claims.

Completion of the Merger is subject to customary closing conditions, and the Merger is expected to close on or about November 1, 2018 (the “Closing”).

It is expected that the shares of common stock issued by Identiv at the Closing, and any earn-out consideration paid out in shares (the “Identiv Shares”), will be issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D, as promulgated thereunder. Identiv has also agreed to file a registration statement on Form S-3 registering the Identiv shares issued in the Merger for resale.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited, qualified or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and in confidential disclosure schedules to the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts and may not describe the actual state of affairs at the date they were made or at any other time. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 2.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 25, 2018, Identiv issued a press release announcing entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Identiv, Inc., Thursby Software Systems, Inc., TSS Merger Sub, Inc., TSS Acquisition, LLC. and William Thursby as the sole Stockholder of Thursby Software Systems, Inc., dated as of October 25, 2018.*

99.1	Press Release dated October 25, 2018.

*

Schedules and attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and attachments upon request by the Securities and Exchange Commission.

Note Regarding Forward-Looking Information

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Merger, the filing of a Registration Statement on Form S-3, and the potential future payments of Merger Consideration are forward-looking statements. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the satisfaction of certain requirements with respect to any future Merger Consideration and other factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

October 25, 2018	By:	/s/ Sandra Wallach
Sandra Wallach
Chief Financial Officer